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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          January 25, 2005
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

         North Carolina                 0-15572                56-1421916
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  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

                       341 North Main Street, Troy, North
                                 Carolina 27371
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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                                  First Bancorp
                                      INDEX


                                                                            Page

Item 1.01 - Entry into a Material Definitive Agreement                        3

Signatures                                                                    4

Item 1.01. Entry into a Material Definitive Agreement.

     On February 15, 2005, the Compensation Committee of the Board of Directors of First Bancorp (the "Registrant") set the 2005 base salaries of certain executive officers, as follows: Anna G. Hollers - $220,987; Teresa C. Nixon - $213,858; Eric P. Credle - $180,000; and John F. Burns - $184,944. The Board of Directors of the Registrant set the 2005 base salary of James H. Garner at $290,000 at its meeting of January 25, 2005.

     At its meeting of February 15, 2005, the Compensation Committee also recommended to the Board of Directors for approval the 2005 earnings target for the Registrant's Management Incentive Plan, which was filed as Exhibit 10(a) to the Registrant's Form 8-K filed on January 26, 2005. The Registrant's named executive officers (other than the Chief Executive Officer) will be paid incentive bonuses under the Management Incentive Plan if the Registrant meets the approved earnings targets in 2005. The Compensation Committee established 2005 incentive payments in the range of 35% to 52.5% of base salary for Anna G. Hollers, Teresa C. Nixon and Eric P. Credle, and in the range of 25% to 37.5% of base salary for John F. Burns, depending on whether the Registrant meets or exceeds the earnings target. If the earnings target is not met, the Compensation Committee has the discretion to determine whether any discretionary awards will be made.

     As previously reported on the Form 8-K filed on January 26, 2005, the Board of Directors exempted the Chief Executive Officer from the Management Incentive Plan. At its meeting of January 25, 2005, the Board of Directors approved an incentive bonus for James H. Garner, Chief Executive Officer of the Registrant, equal to 1% of the Registrant's net income for 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 18, 2005

                                   First Bancorp

                                   By:     /s/ James H. Garner
                                           -------------------------------------
                                   Name:   James H. Garner
                                   Title:  President and Chief Executive Officer